Repurchase Requests and
Loss Reserve Amounts
The rate of receipt of new repurchase requests continues to diminish
The Company has negotiated numerous cash payment settlements for claims without the requirement to repurchase the subprime loans
Exhibit 99.1
(in Thousands)
$14,578
$22,365
$40,476
$46,871
$5,524
$6,314
$9,783
$9,600
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
Claims Reserve Claims Reserve Claims Reserve Claims Reserve
12/31/2006 3/31/2007 5/15/2007 6/11/2007